UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 24, 2018

WEX INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32426	01-0526993
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

97 Darling Avenue, South Portland, ME	04106
Address of principal executive offices	Zip Code
Registrant's telephone number, including area code	(207) 773-8171

Not Applicable
(Former name or former address if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On August 24, 2018, WEX Inc. (the “Company”) entered into the Fourth Amendment (the “Fourth Amendment”) to the Credit Agreement, dated as of July 1, 2016, among the Company, the subsidiaries of the Company identified therein and Bank of America, N.A., as administrative agent, and the lenders party thereto, as amended by the First Amendment to Credit Agreement dated July 3, 2017, the Second Amendment to Credit Agreement dated October 30, 2017 and the Third Amendment to Credit Agreement dated January 17, 2018  (the “Original Credit Agreement” and, as amended by the Fourth Amendment, the “Credit Agreement”). The Fourth Amendment (i) reduces the applicable interest rate margin at current levels for the Company’s revolving credit loans by 25 basis points for both LIBOR borrowings and base rate borrowings, (ii) increases commitments under the Company’s revolving credit loans from $570,000,000 to $720,000,000, (iii) provides an additional tranche A-3 term loan in the amount of $25,000,000 so that outstanding tranche A-3 term loans increased from $409,500,000 to $434,500,000, and (iv) makes certain other changes to the Original Credit Agreement, including without limitation, (a) extending the maturity date for tranche A-3 term loans and revolving credit loans (as described below), (b) modifying the leverage ratios for determining the applicable interest rate on the tranche A-3 term loans and the revolving loans, and (c) modifying certain financial covenants (as described below).

The new maturity date for revolving credit loans and tranche A-3 term loans is July 1, 2023, subject to an earlier maturity date as described in the Fourth Amendment if the Company does not repay, redeem, discharge or defease its tranche B-2 term loans and senior secured notes on or prior to 90 days before their respective maturity dates.  The Fourth Amendment extends by 1 year (from December 31, 2018 to December 31, 2019) the date on which the consolidated leverage ratio test reduces from 5.00:1.00 to 4.50:1:00, extends by 2 years (from December 31, 2019 to December 31, 2021) the date on which the consolidated leverage ratio test reduces to 4.00:1.00, and adds an interim consolidated leverage ratio test of 4.25:1.00 for a one year period from December 31, 2020 through September 30, 2021.  Additionally, the Fourth Amendment modifies the definition of specified acquisition to allow the Company to designate, one time, an acquisition involving the payment of consideration in excess of $300,000,000 and thereby permanently step up the leverage ratio by 50 basis points.

Following the repricing, the applicable interest rate margin for the revolving credit loans and tranche A-3 term loans will be set at 2.00% for LIBOR borrowings and 1.00% for base rate borrowings.

In connection with the execution of the Fourth Amendment, the Company paid certain customary fees and expenses of Bank of America, N.A. in its capacity as administrative agent, joint lead arranger and joint bookrunner. MUFG Union Bank, N.A., SunTrust Robinson Humphrey, Inc., and Citizens Bank, N.A., also acted as joint lead arrangers and joint bookrunners, and Bank of Montreal acted as documentation agent.

The foregoing summary of the Fourth Amendment is qualified in its entirety by the complete text of the Fourth Amendment, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference as if fully set forth herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

In connection with the Fourth Amendment, the Company borrowed an additional $25,000,000 of tranche A-3 term loans.

The discussion of the Fourth Amendment set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On August 24, 2018, the Company issued a press release announcing the execution of the Fourth Amendment. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

See Exhibit Index attached hereto.

SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K, including the information on Exhibit 99.1, contains "forward-looking statements" intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements can generally be identified as such by the context of the statements, including words such as “believe,” “expect,” “anticipate,” “plan,” “may,” “would,” “intend,” “estimate,” “guidance” and other similar expressions, whether in the negative or affirmative, although not all forward-looking statements contain such words. These forward-looking statements are based on current expectations, estimates, forecasts and projections about the industry and markets in which the Company operates and management’s beliefs and assumptions. There can be no assurance that the Company will be able to complete the Potential Amendment and Extension. The Company cannot guarantee that it actually will achieve the financial results, plans, intentions, expectations or guidance disclosed in the forward-looking statements made. Such forward-looking statements involve a number of risks and uncertainties, any one or more of which could cause actual results to differ materially from those described in such forward-looking statements. Such risks and uncertainties include or relate to, among other things: the effects of general economic conditions on fueling patterns as well as payment and transaction processing activity; the impact of foreign currency exchange rates on the Company’s operations, revenue and income; changes in interest rates; the impact of fluctuations in fuel prices; the effects of the Company’s business expansion and acquisition efforts; potential adverse changes to business or employee relationships, including those resulting from the completion of an acquisition; competitive responses to any acquisitions; uncertainty of the expected financial performance of the combined operations following completion of an acquisition; the ability to successfully integrate the Company's acquisitions; the ability to realize anticipated synergies and cost savings; unexpected costs, charges or expenses resulting from an acquisition; the Company's failure to successfully operate and expand ExxonMobil's European and Asian commercial fuel card programs; the failure of corporate investments to result in anticipated strategic value; the impact and size of credit losses; the impact of changes to the Company's credit standards; breaches of the Company’s technology systems or those of third-party service providers and any resulting negative impact on the Company’s reputation, liabilities or relationships with customers or merchants; the Company’s failure to maintain or renew key agreements; failure to expand the Company’s technological capabilities and service offerings as rapidly as the Company’s competitors; failure to successfully implement the Company’s information technology strategies and capabilities in connection with its technology outsourcing and insourcing arrangements and any resulting cost associated with that failure; the actions of regulatory bodies, including banking and securities regulators, or possible changes in banking or financial regulations impacting the Company’s industrial bank, the Company as the corporate parent or other subsidiaries or affiliates; the impact of the Company’s outstanding notes on its operations; the impact of increased leverage on the Company's operations, results or borrowing capacity generally, and as a result of acquisitions specifically; the incurrence of impairment charges if the Company’s assessment of the fair value of certain reporting units changes; the uncertainties of litigation; as well as other risks and uncertainties identified in Item 1A of the Company’s Annual Report for the year ended December 31, 2017, filed on Form 10-K with the Securities and Exchange Commission on March 1, 2018.

The Company's forward-looking statements do not reflect the potential future impact of any alliance, merger, acquisition, disposition or stock repurchases. The forward-looking statements speak only as of the date of this Current Report on Form 8-K and undue reliance should not be placed on these statements. The Company disclaims any obligation to update any forward-looking statements as a result of new information, future events or otherwise.

EXHIBIT INDEX

Exhibit No.	Exhibit Description
10.1
Fourth Amendment to Credit Agreement, dated as of August 24, 2018, by and among WEX Inc., the subsidiaries of WEX Inc. identified therein, the lenders party thereto, the Incremental Term A-3 Lenders (as defined therein), the Incremental Revolving Lenders (as defined therein), and Bank of America, N.A., as administrative agent, swing line lender and L/C issuer.

99.1	Press Release of WEX Inc. dated August 24, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 24, 2018

WEX Inc.

By:	/s/ Roberto Simon
Name:	Roberto Simon
Title:	Chief Financial Officer